UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Steven Madden, Ltd.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! STEVEN MADDEN, LTD. 2022 Annual Meeting Vote by May 24, 2022 11:59 PM ET
STEVEN MADDEN, LTD. ATTN: LISA KEITH 52-16 BARNETT AVENUE LONG ISLAND CITY, NY 11104

You invested in STEVEN MADDEN, LTD. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2022.

Get informed before you vote

View the Notice and Proxy Statement and 2021 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 25, 2022 10:00 AM EDT
Virtually at: www.virtualshareholdermeeting.com/SHOO2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. During the Annual Meeting, a list of our stockholders as of the record date will be available for viewing by stockholders at www.virtualshareholdermeeting.com/SHOO2022. This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items							Board Recommends
1.	To elect eleven directors to the Board of Directors.
	Nominees:
	01)	Edward R. Rosenfeld	05)	Maria Teresa Kumar	09)	Ravi Sachdev	For
	02)	Peter A. Davis	06)	Rose Peabody Lynch	10)	Robert Smith
	03)	Al Ferrara	07)	Peter Migliorini	11)	Amelia Newton Varela
	04)	Mitchell S. Klipper	08)	Arian Simone Reed

2.	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.						For
3.	TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE EXECUTIVE COMPENSATION DESCRIBED IN THE STEVEN MADDEN, LTD. PROXY STATEMENT.						For
NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly be presented at the meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.